UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2006

                              CYTATION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  00114800                    16-0961436
(State  of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


                 _______________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act (17
     CFR  230.425)

[ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
     CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

     Unless otherwise indicated or the context otherwise requires, all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

ITEM  2.02   RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     On July 11, 2006, the Company issued a press release announcing its revenues for its recently completed fiscal quarter ending on June 30, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this Form 8-K:

Exhibit No.     Description

99.1 CYTATION CORPORATION D/B/A DEER VALLEY CORPORATION ANNOUNCES RECORD 2ND QUARTER REVENUE

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYTATION CORPORATION



                                   By:    /s/ Charlie Masters
                                          ------------------------------------
                                   Name:  Charles G. Masters
                                          ------------------------------------
                                   Title: President, Chief Executive Officer
                                          ------------------------------------
                                   Dated:  July 12, 2006